Exhibit 99.2

WELCOME The Future of Insurance Starts Here May 2020 NASDAQ : MJCO

2 Forward Looking Statement Disclosures This presentation contains forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10 - K, as amended by its Quarterly Reports on Form 10 - Q. Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this presentation include, but are not limited to: the adverse impact on economies around the world and our customers of the current COVID - 19 pandemic; our ability to achieve increased market penetration for our product and service offerings and obtain new customers; our ability to raise future capital as needed; the growth prospects of the property & casualty and life & annuity insurance industry; the strength and potential of our technology platform and our ability to innovate and anticipate future customer needs; our ability to compete successfully against other providers and products; data privacy and cyber security risks; technological disruptions; our ability to successfully integrate our acquisitions and identify new acquisitions; the risk of loss of customers or strategic relationships; the success of our research and development investments; changes in economic conditions, political conditions and trade protection measures; regulatory and tax law changes; immigration risks; our ability to obtain, use or successfully integrate third - party licensed technology; key personnel risks; and litigation risks. These forward - looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward - looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. Majesco disclaims any obligation to publicly update or release any revisions to these forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law.

Market Overview $5.2 Trillion Annual Premium Total Market Insurance is a trillion dollar market that’s ripe for disruption. $2.8 Trillion Life & Annuity and Group (L&A) $2.4 Trillion Property & Casualty (P&C) $147 Billion Spent on IT $88 Billion Spent on Staff, Networks, Desktops etc. $59 Billion Spent on Services/ Maintenance 3 Source: Swiss Re Institute: Sigma Nov 3, 2019 © 2020 Majesco. All rights reserved. NASDAQ: MJCO

© 2020 Majesco. All rights reserved. NASDAQ: MJCO Demand is growing as insurers look to modernize and optimize their existing business by replacing legacy systems, migrating to the cloud and engaging their customers and channels more effectively. As insurers look to create new business to meet the demands of today’s next - generation customers, they are working to introduce new products and services and capture unserved or under - served markets. The Digital Transformation is Here 4

Majesco’s cloud - based solutions are designed to help insurers modernize, innovate and connect to build the future of their business at speed and scale. Our technology helps P&C, L&A and Group insurance businesses execute their digital transformation strategies and meet the demands of today’s tech savvy customer. The Majesco Solution 5 © 2020 Majesco. All rights reserved. NASDAQ: MJCO

X Market Opportunity X 5 Average number of product line segments 1,200 Number of insurance companies in North America for P&C and L&A 3 Number of separate systems for Policy, Billing and Claims = 18,000 Number of potential systems in use in North America 75% of all insurance systems are legacy 100% Of the 25% that are modern, only 50% are in the cloud 50% 25% of all insurance systems are modern © 2020 Majesco. All rights reserved. NASDAQ: MJCO Only 12.5% of ALL insurance systems are in the cloud 6 Source: Myth Busters: "Insurance Systems - Are They Like Rubik's Cubes?"

Majesco's Journey

1982 — MASTEK founded
Enterprise Technology Services

1992 — Majesco MASTEK formed
Insurance focused product and services

2008 — Acquired STG
US-based provider of enterprise solutions for P&C insurance

2013 — Acquired SEG
US-based policy administration software for individual and group life health and annuity insurance

2014 — Acquired Agile Technologies
US-based insurance strategic consulting services

2015 — Merged with Cover-All
A core P&C product & service provider

2018 — Acquired Exaxe
Europe-based cloud solutions for individual life, pensions and wealth management

2019
Shifted listing from NYSE to **NASDAQ**
Named a leader in the **Gartner Magic Quadrant** for P&C Core Platforms, North America

2020 — Acquired InsPro Technologies
A US-based software leader in the life and annuity insurance market

7
© 2020 Majesco. All rights reserved. NASDAQ: MJCO
MAJESCO

Denise Garth SVP, Marketing & Innovation Prateek Kumar EVP, Americas Edward Ossie Chief Operat ing Officer Mallinath Sengupta EVP, Global Services and Support Jim Miller Chief Revenue Officer Manish Shah President & Chief Product Officer Our Leadership Team La uren Holmes Chief Information Officer Melissa Blankenbaker Chief HR Officer Lori Stanley Chief General Counsel Wayne Locke Chief Financial Officer Adam Elst er Chief Executive Officer 8 © 2020 Majesco. All rights reserved. NASDAQ: MJCO

Majesco is a global leader of cloud - based solutions that enable all P&C, L&A, and Group insurance businesses to meet the demands of today’s digital customer. What We Deliver © 2020 Majesco. All rights reserved. NASDAQ: MJCO 9

Whether it’s an insurer creating a new startup or greenfield, modernizing a legacy business , or optimizing existing operations, Majesco’s solutions can help pave their path to the future. Who We Serve © 2020 Majesco. All rights reserved. NASDAQ: MJCO 10

Market Differentiation CLOUD - NATIVE SOLUTIONS Innovative capabilities built to rapidly launch new cloud solutions SPEED Speed to implementation, speed to market, speed to value NEXT - GEN DIGITAL PLATFORM Modern cloud, API and microservices based digital platform PRICE Lower cost of entry and a cost model aligned to new business growth EXPERTISE Technical industry expertise and leadership “Majesco’s strong market presence and leading - edge solutions in the cloud offered us the ability to rapidly get new products to market to fuel our growth strategy.” - Jorge Benitez, SVP at Guardian CUSTOMER FOCUSED Solutions built to retain and grow with customers’ digital expectations DIVERSIFIED BUSINESS MODEL Leader across P&C and L&A markets 11 © 2020 Majesco. All rights reserved. NASDAQ: MJCO 11

Blended Approach for Strategic Growth

ORGANIC GROWTH



P&C Solutions
Expand existing customer base through cross-sell. Grow existing customer base through new lines of business and direct written premium. Sell to new customers.

L&A and Group Solutions
Focus on new customers in Group and Voluntary Benefits segment and on new individual life customers.

STRATEGIC PARTNERSHIPS



Partnering with the best in the industry to reach new markets and help customers shape the future of their business.

Capgemini **Deloitte** **Ernst & Young**

IBM **KPMG** **Microsoft** **PwC**

MERGERS & ACQUISITIONS



Focus on new opportunities to accelerate innovation, geographic expansion, customer acquisition and market share.

Majesco recently acquired InsPro Technologies, a leader in the life and annuity insurance market.

12
© 2020 Majesco. All rights reserved. NASDAQ: MJCO
MAJESCO

Recognized by Gartner for P&C and L&A Insurance Platforms 2019 Gartner Magic Quadrant for P&C Core Insurance Platforms, North America 2019 Gartner Magic Quadrant for Life Insurance Policy Administration Systems, North America © 20 20 Ma je sc o . All rig h t s re se rve d . NASDAQ: MJ CO 13

Named Best - In - Class Vendor by Aite for P&C and L&A Core Systems 2019 US P&C Core Systems Evaluation: Moving Beyond the Basics 2019 US Life PAS Vendor Third Party Data Integration Capabilities © 20 20 Ma je sc o . All rig h t s re se rve d . NASDAQ: MJ CO 14

Industry Analyst Rankings 2020 Novarica Property/Casualty Policy Administration Systems 2020 Celent NA Group/Voluntary Administration Systems © 20 20 Ma je sc o . All rig h t s re se rve d . NASDAQ: MJ CO 15

Strategic Partnerships

Majesco is partnering with the best in the industry to reach new markets and support our customers as they shape the future of their business.

Capgemini

Majesco and Capgemini are working together to bring insurance innovation and digital capabilities to the implementations of Majesco's L&A and Group Core Suite in order to help insurers achieve speed to value.

Deloitte.

The collective value of Majesco's core insurance and Deloitte's implementation services help build the foundation of a successful transformation that improves flexibility, and increases speed to market for new products.

EY Building a better working world

EY provides insurance companies with a customized approach to core insurance systems transformations. Its consulting and implementation offerings align well with Majesco's core systems for P&C and L&A.

IBM

Majesco and IBM launched an industry-first insurance platform for P&C and L&A and Group Benefits which brings a differentiating advantage, cloud-based eco-system, speed to market, and lower total cost of ownership to insurers.

KPMG

KPMG's dedicated insurance operations and technology practice provides digital transformation, and end-to-end technology, operations, and business process improvement related aspects of core systems implementation.

Microsoft

Majesco's Cloud solutions run on Microsoft Azure, and provide scalable, secure cloud-based core systems for insurance carriers. Majesco CloudInsurer on Azure has opened the door to increased speed to market for insurance carriers.

pwc

Majesco and PwC are working with insurers to deliver core systems led business transformation. The implementation offerings align well with Majesco's P&C and L&A systems and Distribution Management offering.

16
© 2020 Majesco. All rights reserved. NASDAQ: MJCO
MAJESCO

Majesco & IBM The Next Generation of Insurance Insurance technology solutions help you find, understand and reach more customers with relevance and personalization Majesco & IBM launched an industry - first insurance platform for P&C, L&A and group benefits Its cutting edge capabilities help unlock customer insights, agile business models and operational excellence It provides the necessary flexibility to quickly introduce innovative business models with low investment 17 © 2020 Majesco. All rights reserved. NASDAQ: MJCO

Disruption is creating unprecedented growth and innovation opportunities in the insurance industry Customer expectations are quickly moving insurers to a new generation of digitally superior insurance Majesco’s and Capgemini's partnership brings the necessary innovation to acquire and retain customers, introduce products faster, improve efficiency and reduce costs Majesco & Capgemini Speed to Value Solutions 18 © 20 20 Ma je sc o . All rig h t s re se rve d . NASDAQ: MJ CO

Majesco Acquires InsPro Technologies


InsPro
InsPro Enterprise
Supported Products
Services
About
Careers
Professional. Trusted. Reliable.
Why InsPro For Your
Policy Administration System?
InsPro Technologies is entirely focused on the insurance industry, offering a dynamic policy administration software solution

InsPro Technologies is a leader in the life and annuity insurance market

Headquartered near Philadelphia, PA, with a team of over 50 dedicated employees

Offers a highly flexible policy administration software suite that supports back office processing needs in a single solution

Accelerates time to market for new product launches, serves policyholders, members, and agents more efficiently, and administers a wide spectrum of insurance products

Processes over 15 million policies for some of the leading insurance carriers and third party administrators in the United States

The transaction closed April 1, 2020

19

© 2020 Majesco. All rights reserved. NASDAQ: MJCO

MAJESCO

History of Product Innovation

2016

Released CloudInsurer®, 100% cloud-based P&C Core Suite and L&A and Group Core Suite

Released Distribution Management

2017

Released Enterprise Data Warehouse products

Released v10 P&C Core Suite and L&A and Group Core Suite

2018

Released Digital1st® Insurance, 100% cloud, API and microservices-based platform for next-generation insurance

2019

Released Version 11 of P&C Core Suite, L&A and Group Core Suite and Majesco Distribution Platform

2020

Continue to expand P&C and L&A Core Suite, Digital 1st® and Data and Distribution Management products with cloud, digital and modern capabilities

20

© 2020 Majesco. All rights reserved. NASDAQ: MJCO

MAJESCO

Financial Summary NET CASH/ (DEBT) POSITION FY 2 0 Fiscal Year Ends March 31 Note: The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Reconciliation of Adjusted EBITDA to Net Income is provided in the Appendix (slide 30) . FY 1 9 © 2020 Majesco. All rights reserved. REVENUE $141.3M $146.4M 3.6% PRODUCT REVENUE $46.4M $61.8M 33.2% CLOUD SUBSCRIPTION $16.4M $22.1M 34.8% GROSS PROFITS $68.8M $71.6M 4.1% ADJUSTED EBITDA $17.0M $18.0M 5.6% NET INCOME $6.7M $9.7M 45.2% 12 MONTH ORDER BACKLOG $96.9M $109.8M 13.3% NET CASH POSITION $39.4M $51.4M 30.4% 21

SCALABILITY PERFORMANCE ASP / HOSTING PRIVATE CLOUD PUBLIC CLOUD PUBLIC CLOUD NATIVE Evolution of Majesco SaaS Offering $59.0M Total from cloud based customers for the full year FY20 ending March 31, 2020. $22.1M Cloud subscription revenue for the full year FY20 ending March 31, 2020. © 2020 Majesco. All rights reserved. 21

Product Revenue Up 85% Recurring Revenue Growth | Year Over Year (Millions) © 2020 Majesco. All rights reserved. Product revenue includes license, subscription & maintenance Product revenue for FY 2020 was 42.2% of total revenue compared to 32.8% in FY 2019 Product revenue up 84.7% in two years from $33.4M to $61.8M F Y2018 F Y2019 F Y2020 33.4 46.4 61.8 23

Cloud Subscription Revenue Doubles Cloud Revenue Growth | Year Over Year (Millions) © 2020 Majesco. All rights reserved. Cloud subscription revenue of $22.1M in FY 2020 increased 99.0% from $11.1M in 2018 F Y2018 F Y2019 F Y2020 22.1 16.4 11.1 24

© 2020 Majesco. All rights reserved. Adjusted EBITDA has increased dramatically with product revenue now 42.2% of total revenue versus 24.0% in FY17. 6.1 18.0 F Y2017 F Y2020 Growth in Adjusted EBITDA Over 3 Years Adjusted EBITDA ($ Mn and % to revenue) 5.0% 12.3% 25 Note : The terms EBITDA and Adjusted EBITDA are not defined under U . S . generally accepted accounting principles (U . S . GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U . S . GAAP . Reconciliation of Adjusted EBITDA to Net Income is provided in the Appendix (slide 30 ) .

St ra t e g ic Vis io n Majesco’s New Reality • Execute a multi - year growth strategy with a blend of organic, partnership, and M&A focus • Continue to be “the” premier provider of modern technology solutions to support the core needs of the insurance industry • Leverage insurance expertise and innovative technology solutions to meet the demands of today’s next - generation customer • Continue to transform from a service business to an end - to - end cloud company positioned to go after market opportunities © 20 20 Ma je sc o . All rig h t s re se rve d . NASDAQ: MJ CO 26

Together We’re Transforming the Future of Insurance 27

Join Us on Our Journey! NASDAQ: MJCO

29 Appendix

Reconciliation of Adjusted EBITDA to Net Income NET NE CA T SH CA / SH (DE P B O T SI ) P T O IO SI N TION 30 FY 2 0 FY 1 7 FY 1 9 Net Income $(0.9)M $6.7M $9.7M Add: Provision for Tax $0.1M $3.5M $4.2M Add: Depreciation & Amortization $4.7M $4.3M $4.8M Add: Interest Expenses $0.6M $0.5M $0.4M Less: Interest Income $(0.0)M $(0.1)M $(0.6)M Less: Other (Income) / expenses net $(0.0)M $(0.4)M $(1.3)M EBITDA $4.5M $14.5M $17.2M Add: Exceptional Items: M&A Costs $0.0M $0.4M $0.7M Add: Stock Based Compensation $1.6M $2.9M $2.9M Less: Reversal of accrual for contingent liability $0.0M $(0.8)M $(2.8)M Adjusted EBITDA $6.1M $17.0M $18.0M Note: The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. © 2020 Majesco. All rights reserved.